EXHIBIT 10.1

AN AMENDMENT AGREEMENT is made on June 29, 2006

AMONG

(1)                                  SIHITECH COMPANY LIMITED, a company with limited liability established and existing pursuant to the laws of the British Virgin Islands (BVI) whose registered office is at TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands;

(2)                                  MEGA CAPITAL GROUP SERVICES LIMITED, a company with limited liability established and existing pursuant to the laws of the BVI whose registered office is at TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands;

(3)                                  PROFIT LOYAL CONSULTANTS LIMITED, a company with limited liability established and existing pursuant to the laws of the BVI whose registered office is at TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands;

(4)                                  ELITE CONCORD INTERNATION LIMITED, a company with limited liability established and existing pursuant to the laws of the BVI whose registered office is at TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands;

(5)                                  CHINA CENTURY HOLDINGS GROUP LIMITED, a company with limited liability established and existing pursuant to the laws of the BVI whose registered office is at TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands;

(6)                                  SHINING GROUTH INVESTMENT GROUP LIMITED, a company with limited liability established and existing pursuant to the laws of the BVI whose registered office is at TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands; and

(7)                                  CHINA UNISTONE ACQUISITION CORP., a company incorporated under the laws of the State of Delaware of the United States; and

(8)                                  YUCHENG TECHNOLOGIES LIMITED, a wholly owned subsidiary of CUAQ and a company incorporated under the laws of the BVI whose registered office is at Room 1708, Dominion Centre 43-59 Queen’s Road East, Wanchai, Hong Kong S.A.R.

(9)                                  CHIH CHEUNG

(10)                            JAMES LI

(11)                            JAMES PREISSLER

WHEREAS

The Parties have signed an agreement for sale and purchase of shares of Ahead Billion Venture Limited and Port Wing Development Company Limited as of December 20, 2005 (the SPA).

IT IS AGREED as follows:

1              The Parties agree that Section 11.1(c) of the SPA shall be amended to read as follows:

“(c)    by either CUAQ or the Vendors jointly, if the Closing has not occurred by November 24, 2006 (or such other date as may be extended from time to time by written agreement of Parties); provided, however, that the right to terminate this Agreement under this Section 11.1(c) shall not be available to any Party that is then in breach of any of its covenants, representations or warranties in this Agreement;”

2              The Parties agree that except as amended hereby, the provisions of the SPA are confirmed and shall remain unchanged and shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

For and on behalf of	For and on behalf of
Sihitech Company Limited	Elite Concord International Limited

By:	/s/ HONG WEIDONG	By:	/s/ ZENG SHUO
Name: HONG Weidong	Name: ZENG Shuo
Title: Authorized Representative	Title: Authorized Representative

For and on behalf of	For and on behalf of
Mega Capital Group Services Limited	China Century Holdings Group Limited

By:	/s/ WANG YANMEI	By:	/s/ ZHONG MINGCHANG
Name: WANG Yanmei	Name: ZHONG Mingchang
Title: Authorized Representative	Title: Authorized Representative

For and on behalf of	For and on behalf of
Profit Loyal Consultants Limited	Shinning Growth Investment Group Limited

By:	/s/ MA GEHUA	By:	/s/ WANG YI
Name: MA Gehua	Name: WANG Yi
Title: Authorized Representative	Title: Authorized Representative

For and on behalf of	For and on behalf of
China Unistone Acquisition Corp.	Yucheng Technologies Limited

By:/s/ CHIH CHEUNG	By:	/s/ CHIH CHEUNG
Name: Chih Cheung	Name: Chih Cheung
Title: Chairman	Title: Director

/s/ CHIH CHEUNG	/s/ JAMES LI
Chih Cheung	James Li

/s/ James Preissler
James Preissler